Exhibit 10.22

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), made as of March 10, 2026 (the “First Amendment Effective Date”), is made among CANDEL THERAPEUTICS, INC., a Delaware corporation, as borrower (“Borrower”), the lenders from time to time party hereto (each, a “Lender” and collectively, the “Lenders”) and TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”).

Borrower, Lender and Administrative Agent are parties to a Loan and Security Agreement dated as of October 14, 2025, (as amended, restated or modified from time to time, the “Loan and Security Agreement”). Borrower has requested that Administrative Agent and each Lender agree to certain amendments to the Loan and Security Agreement. Lender has agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1
Definitions; Interpretation.
(a)
Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)
Interpretation. The rules of interpretation set forth in Article 1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2
Amendments to the Loan and Security Agreement.
(a)
New Definitions. The following definitions are hereby added to Article 1 of the Loan and Security Agreement in their proper alphabetical order.

“First Amendment” means the First Amendment to the Loan and Security Agreement entered into to be effective as of the First Amendment Effective Date, by and between Lender and Borrower.

“First Amendment Effective Date” means March 10, 2026.

(b)
Amended and Restated Definitions. The following definitions are hereby amended and restated as follows:
(i)
Section 4.2(w) of the Loan Agreement is amended by replacing the reference therein to “$95,000,000” with “$93,500,000”.
(c)
Compliance Certificate Amendment. Exhibit C to the Loan Agreement is amended and restated in full in the form attached hereto as Annex I.
(d)
References Within the Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like

First Amendment to LSA – Rigetti & Co, Inc. 1

import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 3
Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)
Fees and Expenses. Borrower shall have paid (i) all invoiced costs and expenses when due in accordance with Section 5(d) and (ii) all other fees, costs and expenses, if any, due and payable as of the First Amendment Effective Date under the Loan and Security Agreement.
(b)
This Amendment. Administrative Agent shall have received this Amendment, dated as of the date hereof, executed by Administrative Agent and Borrower.
(c)
Representations and Warranties; No Default. On the First Amendment Effective Date, after giving effect to the amendments of the Loan and Security Agreement contemplated hereby:
(i)
The representations and warranties contained in Section 4 shall be true and correct on and as of the First Amendment Effective Date as though made on and as of such date; and
(ii)
There exist no Events of Default or events that with the passage of time would result in an Event of Default.
SECTION 4
Representations and Warranties. To induce Lenders to enter into this Amendment, Borrower hereby confirms, as of the First Amendment Effective Date, that (a) after giving effect to the amendments contemplated hereby, the representations and warranties made by it in Article 4.1 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) there has not been and there does not exist a Material Adverse Change; and (c) other than as updated on Exhibit A attached hereto, the information included in the Perfection Certificate most recently delivered to Lender remains true and correct. For the purposes of this Section 4, (i) each reference in Article 4.1 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).
SECTION 5
[RESERVED]
SECTION 6
Miscellaneous.
(a)
Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Administrative Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Borrower hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement and hereby reaffirms that such grant of

First Amendment to LSA – Candel. 2

security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Loans funded on or after the First Amendment Effective Date, as of the date hereof.
(b)
Release. In consideration of the agreements of Administrative Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Lenders, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan and Security Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Borrower waives the provisions of California Civil Code Section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

(c)
No Reliance. Borrower hereby acknowledges and confirms to each Lender that Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other person.
(d)
Costs and Expenses. Borrower agrees to pay to Lender within ten (10) days of its receipt of an invoice (or on the First Amendment Effective Date to the extent invoiced on or prior to the First Amendment Effective Date), the reasonable and documented out-of-pocket costs and expenses of Lender, and the reasonable and documented out-of-pocket fees and disbursements of counsel to Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the First Amendment Effective Date or after such date.
(e)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

First Amendment to LSA – Candel. 3

(f)
Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES that would result in the application of any laws other than the laws OF the State of NEW YORK), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.
(g)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(h)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(i)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(j)
Loan Documents. This Amendment and the documents related hereto shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

First Amendment to LSA – Candel. 4

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

CANDEL THERAPEUTICS, INC.,

a Delaware corporation

By:__/s/ Charles Schoch______________

Name: Charles Schoch

Title: Chief Financial Officer

LENDER:

TRINITY CAPITAL INC.,

a Maryland corporation,
as Lender

By: __/s/ Sarah Stanton________________

Name: Sarah Stanton

Its: General Counsel and Secretary

[Signature Page to First Amendment to Loan and Security Agreement (Trinity/Candel)

ANNEX I to First Amendment to Loan and Security Agreement

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

TO:	Trinity Capital Inc., as Administrative Agent
FROM:	Candel Therapeutics, Inc.

The undersigned authorized officer (“Officer”) of Candel Therapeutics, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of October 14, 2025, by and among Borrower, the Lenders party thereto, and Trinity Capital Inc., as administrative agent and collateral agent for the Lenders (“Administrative Agent”) (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) As of the date hereof, there are no Potential Events of Default or Events of Default (whether as a result of failure to comply with any required covenant or otherwise), except as noted below;

(b) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date; provided, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; provided, further, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

(c) Borrower and each Subsidiary has filed all federal, state and other tax returns that are required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties, and all other material taxes, fees or other charges imposed on it or any of its property by any governmental or regulatory authority, except (a) taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with GAAP or (b) taxes, fees or other charges not exceeding $50,000 individually or in the aggregate. No tax Liens (other than Permitted Liens) have been filed, and, to the Knowledge of Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

(d) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Administrative Agent.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with GAAP applied on a consistent basis from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to quarter-end (with respect to any month not constituting the end of a fiscal quarter) and year‑end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1.	Monthly financial statements	Monthly within 30 days		Yes	No	N/A
2.	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
3.	Annual (CPA Audited) statements	Within 180 days after FYE (or such shorter period required by the SEC)		Yes	No	N/A
4.	Annual Financial Projections	Within 60 days after FYE		Yes	No	N/A
5.	8‑K, 10‑K and 10‑Q Filings	At time of filing		Yes	No	N/A
6.	IP Report	Concurrently with Compliance Certificate		Yes	No	N/A
7.	409A valuation report	Within 30 days of completion		Yes	No	N/A

Deposit and Securities Accounts (other than Excluded Accounts)

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1.			Yes	No	Yes	No
2.			Yes	No	Yes	No
3.			Yes	No	Yes	No
4.			Yes	No	Yes	No

[Liquidity Calculation

1. Borrower’s unrestricted and unencumbered (other than Permitted Liens) cash and Cash Equivalent in Deposit Accounts and Securities Accounts that are subject to an Account Control Agreement in favor of Administrative Agent $______________

2. Amount of Borrower’s accounts payable under GAAP not paid after the 90th day following the invoice for such account payable $______________

3. Liquidity ((1) – (2)): $______________]

[MSC Investment Condition

1.
Liquidity: $______________

2.
Aggregate principal amount of outstanding Obligations: $______________

3.
Compliance with MSC Investment Condition (i.e., Is (i) equal to or great than 110% of (2))?

Yes No]

Financial Covenants

1. Borrower’s Market Capitalization: $______________

2. Liquidity: $______________

	Minimum Liquidity Requirement	Actual	Complies
A.	67.5%		Yes	No	N/A
B.	75%		Yes	No	N/A

Other Matters

1.	Have there been any changes in Key Persons since the last Compliance Certificate?	Yes	No

2.	Have there been any new or pending material claims or causes of action in excess of $500,000 against Borrower or any Subsidiary?	Yes	No

3.

Have there been any amendments of or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

4.

Has Borrower or any Subsidiary entered into or amended any Material Agreement in any respect that would materially and adversely impact Administrative Agent’s or Lenders’ rights under the Loan Agreement or result in a Material Adverse Change? If yes, please explain and provide a copy of the Material Agreement(s) and/or amendment(s).

		Yes	No

5.	Have there been any material updates to the contents of the Perfection Certificate last delivered? If yes, please explain.	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

Candel Therapeutics, Inc.

By:

Name:

Title:

Date:

ADMINISTRATIVE AGENT USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No